Notes to the Cash Flow Statement	12 Months Ended
Dec. 31, 2018
Statement of cash flows [abstract]
Notes to the Cash Flow Statement

27.	Notes to the cash flow statement

The cash flow statement is presented in accordance IAS 7. The net loss for the year is adjusted for effects of non-cash transactions, deferrals or accruals of past or future operational deposits or disbursements, and income and expense items attributable to investment or financing activities.

In the consolidated cash flow statement, cash and cash equivalents include cash in hand, checks, bank deposits and money deposits with a maturity of up to three months. Current account liabilities are incorporated into the cash fund where applicable.

Interest paid out amounted to EUR 536 thousand (2017: EUR 598 thousand, 2016: EUR 842 thousand). Taxes paid amounted to EUR 9 thousand (2017 and 2016: EUR 0 thousand). Interest received amounted to EUR 24 thousand (2017: EUR 38 thousand; 2016: EUR 3 thousand).

The changes are comprised as follows:

	Non-cash changes
in EUR thousands	31.12.2017	Cash flow	Addition/retirement	Fair value change	31.12.2018
Convertible bond 2016/2021	79	(50)	(29)	-	-
Convertible bond 2017/2022	2,530	-	(35)	-	2,495
EIB loan	9,746	-	693	528	10,967
Non-current financial liabilities	12,355	(50)	629	528	13,462
Interest: Convertible Bond 2016/2021, Warrant Bond 2009/17, Convertible Bond 2016/21	5	(6)	1	-	-
Interest: Convertible Bond 2017/2022, Convertible Bond 2017/22	80	(158)	156	-	78
Interest: EIB loan	86	(371)	373	-	87
Current financial liabilities	170	(535)	530	-	165
Total financial liabilities	12,525	(585)	1,159	528	13,627